Consolidated Statements of Income (Loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income Statement
Revenues	$ 191,157	$ 183,228
Cost of sales	(6,738)	(12,335)
Depletion	(32,607)	(41,801)
Gross profit	151,812	129,092
Other operating expenses
General and administrative	(18,298)	(24,344)
Business development	(5,632)	(4,574)
Impairment of royalty and stream interests	(49,558)	(35,711)
Operating income	78,324	64,463
Interest income	4,153	5,061
Finance costs	(7,966)	(14,031)
Foreign exchange (loss) gain	(4,424)	1,134
Share of (loss) income of associates	(30,025)	5,937
Other losses, net	(9,920)	(90,201)
Earnings (loss) before income taxes	30,142	(27,637)
Income tax expense	(13,875)	(9,789)
Net earnings (loss)	$ 16,267	$ (37,426)
Net earnings (loss) per share
Net earnings (loss) per share - Basic	$ 0.09	$ (0.2)
Net earnings (loss) per share - Diluted	$ 0.09	$ (0.2)